UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

(Amendment No. 1)_

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 8, 2013 February 11, 2013

STANDARD DRILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

870 Market Street, Suite 828

San Francisco, California 94102

(Address of principal executive offices)  (zip code)

(650) 380-8280

(Registrant’s telephone number, including area code)

1640 Terrace Way

Walnut Creek, California 92660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

We are filing this Amended Form 8-K/A to revise and clarify certain disclosure in the original filing on Form 8-K, as well as to include an updated letter from M&K CPAS, PLLC confirming their agreement with this Amended Form 8-K/A, which is attached hereto as Exhibit 16.1.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) We dismissed M&K CPAS, PLLC. (“M&K”) as our independent registered public accounting firm. The decision to dismiss M&K was approved by our board of directors on February 11, 2013 and we notified M&K of their dismissal on February 12, 2013.

During the time of M&K’s engagement (September 16, 2009 to February 12, 2013) as our independent registered public accounting firm, (i) there were no disagreements between the Registrant and M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of M&K, would have caused M&K to make reference to the matter in a report on our financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K. Neither the audit report of M&K for the year December 31, 2010 or December 31, 2011, contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except that it raised substantial doubt about our ability to continue as a going concern.

We have requested M&K to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made above by us.  A copy of such letter is filed herewith as Exhibit 16.1 and incorporated herein by reference.

(b) Prior to our entry into the Acquisition and Exchange Agreement with The E-Factor Corp. (“EFactor”), the private company acquired in the transaction, Malone Bailey, LLP (“MaloneBailey”) was engaged to audit EFactor. Upon the closing of the reverse merger on February 11, 2013, we dismissed M&K as our independent registered public accounting firm, and MaloneBailey will continue as our independent registered public accounting firm for the year ending December 31, 2012.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Business Acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Exhibits

16.1	Letter from M&K CPAS, PLLC to the Securities and Exchange Commission dated March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2013	Standard Drilling, Inc.
a Nevada corporation
/s/ Adriaan Reinders

By: Adriaan Reinders
Its: President

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